UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 8, 2022

BioRestorative Therapies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37603	91-1835664
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40 MARCUS DRIVE MELVILLE, New York	11747
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (631) 760-8100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	BRTX	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Effective September 8, 2022, BioRestorative Therapies, Inc. (the “Company”) issued 1,543,158 shares of Series B preferred stock to Auctus Fund, LLC (“Auctus”) in exchange for an equal number of shares of the Company’s outstanding Series A preferred stock.  The terms of the Series B preferred stock are substantially identical to those of the Series A preferred stock, except that, among other things, the limitation on beneficial ownership of common stock of the Company upon a conversion of the Series B preferred stock into common stock, and the limitation on the number of votes attributable to the Series B preferred stock, is 9.99% of the then outstanding common stock of the Company instead of 4.99% as provided for the Series A preferred stock.  For a full description of the rights, preferences and powers of the Series B preferred stock, reference is made to the Certificate of Designations of Preferred Stock Authorized by Resolution of the Board of Directors for an Issue of 1,543,158 Shares of Preferred Stock Designated “Series B Preferred Stock” attached hereto as Exhibit 3.1.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

 (a)    Dismissal of Independent Registered Public Accounting Firm.

Based on information provided by Friedman LLP (“Friedman”), the Company’s independent registered public accounting firm, effective September 1, 2022, Friedman combined with Marcum LLP (“Marcum”) and continues to operate as an independent registered public accounting firm.  On September 13, 2022, the Audit Committee of the Board of Directors of the Company approved the dismissal of Friedman and the engagement of Marcum to serve as the independent registered public accounting firm of the Company. The services previously provided by Friedman will now be provided by Marcum.

The report of Friedman on the Company’s consolidated financial statements as of December 31, 2020 and 2021 and for the years then ended did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s fiscal years ended December 31, 2020 and 2021 and the subsequent period prior to Friedman’s dismissal, (a) there were no disagreements with Friedman on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Friedman, would have caused Friedman to make reference thereto in its reports on the consolidated financial statements for such years; and (b) there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K promulgated by the Securities and Exchange Commission (“Regulation S-K”).

The Company provided Friedman with a copy of the foregoing disclosures and requested that Friedman furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosures.  Attached as Exhibit 16.1 is a copy of Friedman’s letter, dated September 13, 2022.

 (b)   Appointment of New Independent Registered Public Accounting Firm.

On September 13, 2022, the Audit Committee of the Board of Directors of the Company approved the engagement of Marcum to serve as the Company’s  independent registered public accounting firm for the fiscal year ending December 31, 2022.

No consultations occurred between the Company and Marcum during the two most recent fiscal years and the subsequent interim period prior to Marcum’s appointment regarding either (a) the application of accounting principles to a specific completed or proposed transaction, the type of audit opinion that might be rendered on the Company’s financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (b) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)	See Item 1.01 above.

Item 7.01	Regulation FD Disclosure.

The Company has prepared presentation materials (the “Presentation Materials”) that management intends to use from time to time on and after September 14, 2022 in presentations about the Company’s business.  The Company intends to use the Presentation Materials, possibly with modification, at its presentation on September 14, 2022 at the H.C. Wainwright 24th Annual Global Investment Conference and may use the Presentation Materials in other presentations to current and potential investors, lenders, creditors, insurers, vendors, customers, employees and others with an interest in the Company and its business.

The information contained in the Presentation Materials is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time.  The Presentation Materials speak as of the date of this Current Report on Form 8-K.  While the Company may elect to update the Presentation Materials in the future to reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so.  The Presentation Materials are furnished as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.  The presentation materials will also be posted in the Investor Relations section of the Company’s website, www.biorestorative.com for 90 days.

The information referenced under Item 7.01 (including Exhibit 99.1 referenced in Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01.  Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information set forth in this Current Report on Form 8-K (including Exhibit 99.1 referenced in Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by the Company pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1 Certificate of Designations of Preferred Stock Authorized by Resolution of the Board of Directors for an Issue of 1,543,158 Shares of Preferred Stock Designated “Series B Preferred Stock,” filed with the Secretary of State of the State of Delaware.

16.1 Letter from Friedman LLP to the Securities and Exchange Commission dated September 13, 2022.

99.1 Presentation Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: September 13, 2022	By:	/s/ Lance Alstodt
Lance Alstodt
Chief Executive Officer